Exhibit 99.1

GL Brands Announces Ticker Symbol Change to “GRLB” on the OTC Exchange

Dallas, TX – February 13, 2020 – GL Brands, Inc. (OTC:GRLB) (“the Company”), a global hemp consumer packaged goods company and global house of brands based in Dallas, TX, announced today that effective immediately, the Company’s ticker symbol on OTC Markets has changed from “FRLF” to the symbol “GRLB”.

“Our ticker symbol change is aligned with our strategic evolution into a leading global hemp consumer packaged goods company as we continue to build the GL Brands house of brands”, stated Carlos Frias, CEO of GL Brands.

“We have come a long way, both operationally and financially since the Freedom Leaf acquisition of ECS Labs LLC last June, and have positioned our rebranded company, GL Brands, at the forefront of the emerging cannabis market through the growth of our operating subsidiaries, Green Lotus™ and Irie CBD”, continued Mr. Frias. “Our new ticker symbol marks the completion of this corporate transformation and will serve to further enhance our visibility in the market.”

About GL Brands Inc.:

GL Brands is a global hemp consumer packaged goods company that creates authentic, enduring and culturally relevant brands engaged in the development and sale of cannabis-derived wellness products. Through its premier brands Green Lotus™ and Irie CBD, GL Brands delivers a full portfolio of hemp-derived CBD products, including tinctures, soft gels, gummies, sparkling beverages, vapes, flower and topical segments to promote greater wellness and balance, in the U.S. and throughout the world. For more information, please visit https://www.glbrands.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by phrases such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe GL Brand’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements. Factors that could cause or contribute to differences include the uncertainty regarding viability and market acceptance of GL Brand’s products and services, changes in relationships with third parties, and other factors described in GL Brand’s most recent periodic filings with the Securities and Exchange Commission.  These risks and uncertainties include, without limitation, changes in general industry or regional market conditions; changes in consumer and customer preferences for our products; loss of business from increased competition; changes in strategic relationships; unfavorable fluctuations in currencies or interest rates in the regions in which we operate; changes in regulatory conditions; changes in tax laws; import and export duty and tariff rates in or with the countries with which we conduct business; and negative impact of any governmental investigations and associated litigations.

The occurrence of any of these risks and uncertainties could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company is not obligated to revise or update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Investor Contacts:

Phil Carlson / Erika Kay

Phone: (212) 896-1233

Email: pcarlson@kcsa.com / ekay@kcsa.com

Media Contacts:

Anthony Feldman / Nick Opich

KCSA Strategic Communications

(347) 487-6194 / (212) 896-1206

afeldman@kcsa.com / nopich@kcsa.com